                    General American Life Insurance Company

                               Power of Attorney

                                 Lisa M. Weber
                            Chairman of the Board,
                     President and Chief Executive Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Chairman of the Board, President and Chief Executive Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Separate Account Two, General American Separate Account Eleven, General American Separate Account Twenty-Eight, General American Separate Account Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of December, 2004.

                                                  /s/ Lisa M. Weber
                                                  -----------------------------
                                                  Lisa M. Weber

                    General American Life Insurance Company

                               Power of Attorney

                              Michael K. Farrell
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

..  General American Separate Account Two (File No. 002-39272),

..  General American Separate Account Eleven (VUL 100 File No. 033-84104,
   Variable General Select Plus and Russell Select File No. 033-48550, VUL 95 File No. 033-10146, Joint and Last Survivor File No. 333-53673, Executive Benefit File No. 333-64216, Destiny File No. 333-83625, VUL 98/00 File
   No. 333-53477, American Vision Series VUL 2002 File No. 333-73672),

..  General American Separate Account Twenty-Eight (File No. 033-54772),

..  General American Separate Account Twenty-Nine (File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of April, 2007.

                                                  /s/ Michael K. Farrell
                                                  -----------------------------
                                                  Michael K. Farrell

                    General American Life Insurance Company

                               Power of Attorney

                               James L. Lipscomb
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

..  General American Separate Account Two (File No. 002-39272),

..  General American Separate Account Eleven (VUL 100 File No. 033-84104,
   Variable General Select Plus and Russell Select File No. 033-48550, VUL 95 File No. 033-10146, Joint and Last Survivor File No. 333-53673, Executive Benefit File No. 333-64216, Destiny File No. 333-83625, VUL 98/00 File
   No. 333-53477, American Vision Series VUL 2002 File No. 333-73672),

..  General American Separate Account Twenty-Eight (File No. 033-54772),

..  General American Separate Account Twenty-Nine (File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2007.

                                                  /s/ James L. Lipscomb
                                                  -----------------------------
                                                  James L. Lipscomb

                    General American Life Insurance Company

                               Power of Attorney

                              William J. Mullaney
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

..  General American Separate Account Two (File No. 002-39272),

..  General American Separate Account Eleven (VUL 100 File No. 033-84104,
   Variable General Select Plus and Russell Select File No. 033-48550, VUL 95 File No. 033-10146, Joint and Last Survivor File No. 333-53673, Executive Benefit File No. 333-64216, Destiny File No. 333-83625, VUL 98/00 File
   No. 333-53477, American Vision Series VUL 2002 File No. 333-73672),

..  General American Separate Account Twenty-Eight (File No. 033-54772),

..  General American Separate Account Twenty-Nine (File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2007.

                                                  /s/ William J. Mullaney
                                                  -----------------------------
                                                  William J. Mullaney

                    General American Life Insurance Company

                               Power of Attorney

                               Catherine A. Rein
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

..  General American Separate Account Two (File No. 002-39272),

..  General American Separate Account Eleven (VUL 100 File No. 033-84104,
   Variable General Select Plus and Russell Select File No. 033-48550, VUL 95 File No. 033-10146, Joint and Last Survivor File No. 333-53673, Executive Benefit File No. 333-64216, Destiny File No. 333-83625, VUL 98/00 File
   No. 333-53477, American Vision Series VUL 2002 File No. 333-73672),

..  General American Separate Account Twenty-Eight (File No. 033-54772),

..  General American Separate Account Twenty-Nine (File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2007.

                                                  /s/ Catherine A. Rein
                                                  -----------------------------
                                                  Catherine A. Rein

                    General American Life Insurance Company

                               Power of Attorney

                               Stanley J. Talbi
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

..  General American Separate Account Two (File No. 002-39272),

..  General American Separate Account Eleven (VUL 100 File No. 033-84104,
   Variable General Select Plus and Russell Select File No. 033-48550, VUL 95 File No. 033-10146, Joint and Last Survivor File No. 333-53673, Executive Benefit File No. 333-64216, Destiny File No. 333-83625, VUL 98/00 File
   No. 333-53477, American Vision Series VUL 2002 File No. 333-73672),

..  General American Separate Account Twenty-Eight (File No. 033-54772),

..  General American Separate Account Twenty-Nine (File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2007.

                                                  /s/ Stanley J. Talbi
                                                  -----------------------------
                                                  Stanley J. Talbi

                    General American Life Insurance Company

                               Power of Attorney

                               Michael J. Vietri
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

..  General American Separate Account Two (File No. 002-39272),

..  General American Separate Account Eleven (VUL 100 File No. 033-84104,
   Variable General Select Plus and Russell Select File No. 033-48550, VUL 95 File No. 033-10146, Joint and Last Survivor File No. 333-53673, Executive Benefit File No. 333-64216, Destiny File No. 333-83625, VUL 98/00 File
   No. 333-53477, American Vision Series VUL 2002 File No. 333-73672),

..  General American Separate Account Twenty-Eight (File No. 033-54772),

..  General American Separate Account Twenty-Nine (File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March, 2007.

                                                  /s/ Michael J. Vietri
                                                  -----------------------------
                                                  Michael J. Vietri

                    General American Life Insurance Company

                               Power of Attorney

                              William J. Wheeler
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

..  General American Separate Account Two (File No. 002-39272),

..  General American Separate Account Eleven (VUL 100 File No. 033-84104,
   Variable General Select Plus and Russell Select File No. 033-48550, VUL 95 File No. 033-10146, Joint and Last Survivor File No. 333-53673, Executive Benefit File No. 333-64216, Destiny File No. 333-83625, VUL 98/00 File
   No. 333-53477, American Vision Series VUL 2002 File No. 333-73672),

..  General American Separate Account Twenty-Eight (File No. 033-54772),

..  General American Separate Account Twenty-Nine (File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2007.

                                                  /s/ William J. Wheeler
                                                  -----------------------------
                                                  William J. Wheeler

                    General American Life Insurance Company

                               Power of Attorney

                             Anthony J. Williamson
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

..  General American Separate Account Two (File No. 002-39272),

..  General American Separate Account Eleven (VUL 100 File No. 033-84104,
   Variable General Select Plus and Russell Select File No. 033-48550, VUL 95 File No. 033-10146, Joint and Last Survivor File No. 333-53673, Executive Benefit File No. 333-64216, Destiny File No. 333-83625, VUL 98/00 File
   No. 333-53477, American Vision Series VUL 2002 File No. 333-73672),

..  General American Separate Account Twenty-Eight (File No. 033-54772),

..  General American Separate Account Twenty-Nine (File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 2007.

                                                  /s/ Anthony J. Williamson
                                                  -----------------------------
                                                  Anthony J. Williamson

                    General American Life Insurance Company

                               Power of Attorney

                           Joseph J. Prochaska, Jr.
             Executive Vice President and Chief Accounting Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Executive Vice President and Chief Accounting Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

..  General American Separate Account Two (File No. 002-39272),

..  General American Separate Account Eleven (VUL 100 File No. 033-84104,
   Variable General Select Plus and Russell Select File No. 033-48550, VUL 95 File No. 033-10146, Joint and Last Survivor File No. 333-53673, Executive Benefit File No. 333-64216, Destiny File No. 333-83625, VUL 98/00 File
   No. 333-53477, American Vision Series VUL 2002 File No. 333-73672),

..  General American Separate Account Twenty-Eight (File No. 033-54772),

..  General American Separate Account Twenty-Nine (File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2007.

                                                  /s/ Joseph J. Prochaska, Jr.
                                                  -----------------------------
                                                  Joseph J. Prochaska, Jr.

                    General American Life Insurance Company

                               Power of Attorney

                               Charles V. Curcio
                                Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, a Vice President of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

..  General American Separate Account Two (File No. 002-39272),

..  General American Separate Account Eleven (VUL 100 File No. 033-84104,
   Variable General Select Plus and Russell Select File No. 033-48550, VUL 95 File No. 033-10146, Joint and Last Survivor File No. 333-53673, Executive Benefit File No. 333-64216, Destiny File No. 333-83625, VUL 98/00 File
   No. 333-53477, American Vision Series VUL 2002 File No. 333-73672),

..  General American Separate Account Twenty-Eight (File No. 033-54772),

..  General American Separate Account Twenty-Nine (File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2007.

                                                  /s/ Charles V. Curcio
                                                  -----------------------------
                                                  Charles V. Curcio